Exhibit 99.2

Supplemental Operating and Financial Data
for the three and six months ended June 30, 2016

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust, Inc. operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust, Inc.'s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust, Inc.'s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust, Inc.'s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust, Inc.'s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust, Inc. with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	2

Company Overview
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on acquiring and managing income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive, risk-adjusted returns, with a particular emphasis on grocery-anchored retail centers. Wheeler’s common stock, Series B convertible preferred stock and common stock warrants trade publicly on the Nasdaq under the symbols “WHLR”, “WHLRP” and “WHLRW”, respectively.

Corporate Headquarters
Wheeler Real Estate Investment Trust, Inc.
Riversedge North
2529 Virginia Beach Boulevard Virginia Beach, VA 23452
Phone: (757) 627-9088 Toll Free: (866) 203-4864
Email: info@whlr.us
Website: www.whlr.us

Executive Management
Jon S. Wheeler - Chairman & CEO
Wilkes J. Graham - CFO
Matthew T. Reddy - CAO
Robin A. Hanisch - Secretary
David R. Kelly - Senior VP & Director of Acquisitions
Jeffrey B. Parker - Director of Leasing

Board of Directors
Jon S. Wheeler, Chairman	William W. King
Stewart J. Brown	Carl B. McGowan, Jr.
Kurt R. Harrington	John McAuliffe
David Kelly	Jeffrey M. Zwerdling

Investor Relations Contact	Transfer Agent and Registrar
The Equity Group Inc.
800 Third Avenue, 36th Floor
New York, NY 10022
Adam Prior, Senior Vice President
Phone: (212) 836-9606, aprior@equityny.com
Terry Downs, Associate
Phone: (212) 836-9615, tdowns@equityny.com
Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	3

Financial and Portfolio Overview
For the Three Months Ended June 30, 2016 (Unaudited)

Financial Results
Net loss attributable to Wheeler REIT common stockholders	$(3,210,128)
Net loss per basic and diluted share	$(0.05)
Funds from operations available to common shareholders and Operating Partnership (OP) unitholders (FFO) (1)	$1,309,140
FFO per common share and OP unit	$0.02
Adjusted FFO (AFFO) (1)	$2,686,128
AFFO per common share and OP unit	$0.04
Pro forma AFFO per common share and OP unit (2)	$0.04

Assets
Investment Properties, net (less accumulated depreciation and amortization) (3)	$295,039,791
Total Assets	$365,787,912
Debt to Total Assets (3)	70.18%
Debt to Gross Asset Value	68.18%

Market Capitalization
Common shares outstanding	67,860,281
OP units outstanding	5,751,908
Total common shares and OP units	73,612,189
Range of Common Stock closing prices for the second quarter 2016	$1.20 - $1.60
Common Stock closing price at second quarter end	$1.54
Total number of Series B preferred shares	729,119
Range of Series B preferred closing prices for the second quarter 2016	$18.48 - $22.13
Series B preferred closing price at second quarter end	$21.00
Total debt (3)	$256,727,431
Common Stock market capitalization (as of June 30, 2016 closing stock price)	$104,504,833

Portfolio Summary
Total Gross Leasable Area (GLA) in sq. ft.	3,750,976
Occupancy Rate	93.8%
Annualized Base Rent	$34,027,678
Total number of leases signed or renewed during the second quarter of 2016	25
Total sq. ft. leases signed or renewed during the second quarter of 2016	102,493

(1)    See page 14 for the Company's definition of this non-GAAP measurement and reasons for using it.
(2)    See page 7 for the Company's calculation of Pro Forma AFFO.
(3)     Investment properties, net includes investment properties held for sale. Debt to total assets includes debt associated with assets held for sale.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	4

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

	June 30, 2016	December 31, 2015
	(unaudited)
ASSETS:
Investment properties, net	$294,822,999	$238,764,631
Cash and cash equivalents	2,651,557	10,477,576
Restricted cash	9,020,723	7,592,984
Rents and other tenant receivables, net	3,097,931	3,452,700
Goodwill	5,485,823	5,485,823
Assets held for sale	365,880	1,692,473
Above market lease intangible, net	8,303,799	6,517,529
Deferred costs and other assets, net	42,039,200	35,259,526
Total Assets	$365,787,912	$309,243,242
LIABILITIES:
Loans payable	$248,202,613	$184,629,082
Liabilities associated with assets held for sale	1,350,000	1,992,318
Below market lease intangible, net	9,307,292	7,721,335
Accounts payable, accrued expenses and other liabilities	9,161,674	7,533,769
Total Liabilities	268,021,579	201,876,504
Commitments and contingencies	—	—
EQUITY:
Series A preferred stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding, respectively)	452,971	452,971
Series B convertible preferred stock (no par value, 3,000,000 shares authorized, 729,119 shares issued and outstanding, respectively)	17,262,198	17,085,147
Common stock ($0.01 par value, 150,000,000 and 75,000,000 shares authorized, 67,860,281 and 66,259,673 shares issued and outstanding, respectively)	678,602	662,596
Additional paid-in capital	222,341,497	220,370,984
Accumulated deficit	(154,277,513)	(140,306,846)
Total Shareholders’ Equity	86,457,755	98,264,852
Noncontrolling interests	11,308,578	9,101,886
Total Equity	97,766,333	107,366,738
Total Liabilities and Equity	$365,787,912	$309,243,242

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	5

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(unaudited)
TOTAL REVENUES	$11,085,374	$6,081,891	$20,224,036	$11,235,643
OPERATING EXPENSES:
Property operations	2,797,096	1,848,284	5,472,121	3,401,958
Non-REIT management and leasing services	265,947	231,777	643,355	601,552
Depreciation and amortization	5,431,672	3,839,249	10,311,759	6,840,227
Provision for credit losses	77,455	54,538	164,981	101,736
Corporate general & administrative	2,526,574	3,508,497	4,807,682	5,817,461
Total Operating Expenses	11,098,744	9,482,345	21,399,898	16,762,934
Operating loss	(13,370)	(3,400,454)	(1,175,862)	(5,527,291)
Interest expense	(3,742,213)	(1,979,266)	(6,162,028)	(4,121,985)
Net Loss from Continuing Operations	(3,755,583)	(5,379,720)	(7,337,890)	(9,649,276)
Discontinued Operations
Income from discontinued operations	55,824	84,482	76,349	130,849
Gain on Sales	688,019	—	688,019	—
Income from Discontinued Operations	743,843	84,482	764,368	130,849
Net Loss	(3,011,740)	(5,295,238)	(6,573,522)	(9,518,427)
Less: Net loss attributable to noncontrolling interests	(312,911)	(440,216)	(645,787)	(902,592)
Net Loss Attributable to Wheeler REIT	(2,698,829)	(4,855,022)	(5,927,735)	(8,615,835)
Preferred stock dividends	(511,299)	(8,334,102)	(1,022,599)	(10,836,325)
Deemed dividend related to beneficial conversion feature of preferred stock	—	(59,520,000)	—	(59,520,000)
Net Loss Attributable to Wheeler REIT Common Shareholders	$(3,210,128)	$(72,709,124)	$(6,950,334)	$(78,972,160)

Loss per share from continuing operations (basic and diluted):	$(0.06)	$(4.13)	$(0.11)	$(6.21)
Income per share from discontinued operations:	0.01	—	0.01	0.01
	$(0.05)	$(4.13)	$(0.10)	$(6.20)
Weighted-average number of shares:
Basic and Diluted	67,284,942	17,594,873	66,778,934	12,727,710

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	6

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Non-GAAP Measures (1)

FFO and AFFO	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015 (4)	2016	2015 (4)
	(unaudited)
Net (loss)	$(3,011,740)	$(5,295,238)	$(6,573,522)	$(9,518,427)
Depreciation of real estate assets from continuing operations	5,431,672	3,839,249	10,311,759	6,840,227
Depreciation of real estate assets from discontinued operations	—	235,500	—	471,006
Depreciation of real estate assets	5,431,672	4,074,749	10,311,759	7,311,233
Gain on sale of discontinued operations	(688,019)	—	(688,019)	—
Total FFO	1,731,913	(1,220,489)	3,050,218	(2,207,194)
Preferred stock dividends	(511,299)	(8,334,102)	(1,022,599)	(10,836,325)
Preferred stock accretion adjustments	88,526	5,768,361	177,051	6,979,563
FFO available to common shareholders and common unitholders	1,309,140	(3,786,230)	2,204,670	(6,063,956)
Acquisition costs	383,041	740,223	796,351	1,433,739
Capital related costs	187,699	553,132	249,868	621,650
Other non-recurring and non-cash expenses (2)	221,742	327,480	459,202	416,980
Share-based compensation	260,750	256,300	411,000	301,300
Straight-line rent	(134,964)	(34,824)	(142,070)	(93,435)
Loan cost amortization	645,906	259,050	835,448	745,248
Above (below) market lease amortization	650	213,746	72,262	409,475
Perimeter legal accrual	—	124,300	—	124,300
Recurring capital expenditures and tenant improvement reserves	(187,836)	(139,500)	(327,019)	(270,400)
AFFO	$2,686,128	$(1,486,323)	$4,559,712	$(2,375,099)

Weighted Average Common Shares	67,284,942	17,594,873	66,778,934	12,727,710
Weighted Average Common Units	5,644,460	3,695,990	5,173,854	3,618,712
Total Common Shares and Units	72,929,402	21,290,863	71,952,788	16,346,422
FFO per Common Share and Common Units	$0.02	$(0.18)	$0.03	$(0.37)
AFFO per Common Share and Common Units	$0.04	$(0.07)	$0.06	$(0.15)
Pro forma AFFO per Common Share and Common Units (3)	$0.04

(1)    See page 13 for the Company's definition of this non-GAAP measurement and reasons for using it.

(2)	Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our June 2016 Quarterly Report on Form 10-Q.

(3)
Pro forma AFFO assumes the A-C Portfolio acquisition, as well as all financings, share issuances and cost containment initiatives, had occurred on April 1, 2016. Additionally, we excluded all non-recurring expenses detailed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our June 2016 Quarterly Report on Form 10-Q and any additional common stock and common units issued during the three months ended June 30, 2016 were outstanding for the entire period. The Pro forma AFFO is being presented solely for purposes of illustrating the potential impact of these transactions as if they occurred on April 1, 2016, based on information currently available to management, and is not necessarily indicative of what actual results would have been had the transactions referred to above occurred on April 1, 2016.

(4)	We did not provide Pro Forma AFFO per common share and common unit for 2015 as we consider it not meaningful to the 2016 presentation.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	7

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Property Net Operating Income	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(unaudited)
Property Revenues	$10,789,003	$5,848,990	$19,519,928	$10,681,551
Property Expenses	2,797,096	1,848,284	5,472,121	3,401,958
Property Net Operating Income	7,991,907	4,000,706	14,047,807	7,279,593
Asset Management and Commission Revenue	296,371	232,901	704,108	554,092
Non-REIT management and leasing services	265,947	231,777	643,355	601,552
Depreciation and amortization	5,431,672	3,839,249	10,311,759	6,840,227
Provision for credit losses	77,455	54,538	164,981	101,736
Corporate general & administrative	2,526,574	3,508,497	4,807,682	5,817,461
Total Other Operating Expenses	8,301,648	7,634,061	15,927,777	13,360,976
Interest Expense	3,742,213	1,979,266	6,162,028	4,121,985
Net Loss from Continuing Operations	(3,755,583)	(5,379,720)	(7,337,890)	(9,649,276)
Discontinued Operations
Income from operations	55,824	84,482	76,349	130,849
Gain on Sales	688,019	—	688,019	—
Net Income from Discontinued Operations	743,843	84,482	764,368	130,849
Net Loss	$(3,011,740)	$(5,295,238)	$(6,573,522)	$(9,518,427)

EBITDA		Three Months Ended June 30,		Six Months Ended June 30,
		2016	2015	2016	2015
		(unaudited)
Net Loss		$(3,011,740)	$(5,295,238)	$(6,573,522)	$(9,518,427)
Add back:	Depreciation and amortization (1)	5,432,322	4,288,495	10,384,021	7,720,708
	Interest Expense (2)	3,761,751	2,217,592	6,203,674	4,596,056
EBITDA		6,182,333	1,210,849	10,014,173	2,798,337
Adjustments for items affecting comparability:
	Acquisition costs	383,041	740,223	796,351	1,433,739
	Capital related costs	187,699	553,132	249,868	621,650
	Other non-recurring expenses (3)	221,742	327,480	459,202	416,980
	Gain on sales	(688,019)	—	(688,019)	—
Adjusted EBITDA		$6,286,796	$2,831,684	$10,831,575	$5,270,706
(1)    Includes above (below) market lease amortization and amounts associated with assets held for sale.
(2)    Includes loan cost amortization and amounts associated with assets held for sale.

(3)	Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our June 2016 Quarterly Report on Form 10-Q.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	8

Debt Summary as of June 30, 2016 (unaudited)
Loans Payable: $256.7 million
Weighted Average Interest Rate: 5.00%
Total Debt to Total Assets: 70.2%

Debt from Continuing Operations:

Maturities by Year	For the Periods Ending June 30,	% Total Maturities
2017	$34,587,711	13.54%
2018	60,229,412	23.58%
2019	3,943,069	1.54%
2020	9,153,088	3.58%
2021	1,645,117	0.64%
Thereafter	145,819,034	57.12%
Total principal maturities	$255,377,431	100.00%

Debt Associated with Assets Held for Sale:

Maturities by Year	For the Periods Ending June 30,	% Total Maturities
2017	$—	0.00%
2018	—	0.00%
2019	—	0.00%
2020	—	0.00%
2021	—	0.00%
Thereafter	1,350,000	100.00%
Total principal maturities	$1,350,000	100.00%

Total Debt:

Maturities by Year	For the Periods Ending June 30,	% Total Maturities
2017	$34,587,711	13.47%
2018	60,229,412	23.46%
2019	3,943,069	1.54%
2020	9,153,088	3.57%
2021	1,645,117	0.64%
Thereafter	147,169,034	57.32%
Total principal maturities	$256,727,431	100.00%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	9

Debt Summary (continued)

Property/Description	Monthly Payment		Interest Rate	Debt Maturity	June 30, 2016	December 31, 2015
					(unaudited)
Shoppes at Eagle Harbor	$25,100		4.34%	March 2018	$3,564,365	$3,634,085
Monarch Bank Building	$9,473		4.15%	December 2017	1,348,408	1,376,452
Perimeter Square	$28,089		6.38%	June 2016	4,101,213	4,166,406
Riversedge North	$8,802		6.00%	January 2019	938,522	962,281
Walnut Hill Plaza	$24,273		5.50%	July 2017	3,488,265	3,535,606
Twin City Commons	$17,827		4.86%	January 2023	3,197,891	3,225,473
Shoppes at TJ Maxx	$33,880		3.88%	May 2020	5,995,275	6,081,272
Bank Line of Credit	Interest only		4.25%	September 2016	3,000,000	—
Bank Line of Credit	Interest only		5.45%	May 2018	67,194,000	6,873,750
Forrest Gallery	$50,973		5.40%	September 2023	8,865,330	8,926,712
Tampa Festival	$50,797		5.56%	September 2023	8,565,628	8,627,294
Starbucks/Verizon	$4,383		5.00%	July 2019	—	632,042
Winslow Plaza	Interest only		4.82%	December 2025	4,620,000	4,620,000
Cypress Shopping Center	Interest only		4.70%	July 2024	6,625,000	6,625,000
Harrodsburg Marketplace	$19,112		4.55%	September 2024	3,647,599	3,677,501
Port Crossing	$34,788		4.84%	August 2024	6,421,626	6,471,636
LaGrange Marketplace	$13,813		5.00%	March 2020	2,394,055	2,418,212
Freeway Junction	Interest only		4.60%	September 2024	8,150,000	8,150,000
DF I-Edenton	$250,000	(1)	3.75%	September 2016	400,000	650,000
DF I-Moyock	$10,665		5.00%	July 2019	364,621	418,538
Graystone Crossing	Interest only		4.55%	October 2024	4,000,000	4,000,000
Bryan Station	Interest only		4.52%	November 2024	4,625,000	4,625,000
Crockett Square	Interest only		4.47%	December 2024	6,337,500	6,337,500
Harbor Point	$11,024		5.85%	December 2016	687,777	732,685
Pierpont Centre	Interest only		3.95%	February 2025	9,800,000	9,800,000
Alex City Marketplace	Interest only		3.90%	April 2025	5,750,000	5,750,000
Butler Square	Interest only		4.08%	May 2025	5,640,000	5,640,000
Brook Run Shopping Center	Interest only		3.90%	June 2025	10,950,000	10,950,000
Beaver Ruin Village I and II	Interest only		4.73%	July 2025	9,400,000	9,400,000
Columbia Fire Station	Interest only		8.00%	December 2017	468,358	450,053
Sunshine Shopping Plaza	Interest only		4.57%	August 2025	5,900,000	5,900,000
Barnett Portfolio	Interest only		4.30%	September 2025	8,770,000	8,770,000
Grove Park Shopping Center	Interest only		4.52%	October 2025	3,800,000	3,800,000
Parkway Plaza	Interest only		4.57%	October 2025	3,500,000	3,500,000
Conyers Crossing	Interest only		4.67%	October 2025	5,960,000	5,960,000
Fort Howard Shopping Center	Interest only		4.57%	October 2025	7,100,000	7,100,000
Revere Loan	Interest only		8.00%	April 2017	7,450,000	—
Senior convertible notes	Interest only		9.00%	December 2018	1,400,000	3,000,000
Senior non-convertible notes	Interest only		9.00%	January 2016	0	2,160,000
South Carolina Food Lions Note	$68,320		5.25%	January 2024	12,306,998	12,375,000
Total Principal Balance					256,727,431	191,322,498
Unamortized debt issuance costs					(7,174,818)	(4,726,610)
Total Loans Payable (2)					$249,552,613	$186,595,888
(1) Represents quarterly payment.
(2) Includes debt associated with assets held for sale.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	10

Portfolio Summary as of June 30, 2016 (unaudited)

Property	Location	Number of Tenants	Net Leasable Square Feet	Total SF Leased	Percentage Leased	Annualized Base Rent	Annualized Base Rent per Leased Sq. Foot
Alex City Marketplace	Alexander City, AL	17	147,791	128,741	87.1%	$918,688	$7.14
Amscot Building	Tampa, FL	1	2,500	2,500	100.0%	115,849	46.34
Beaver Ruin Village	Lilburn, GA	27	74,048	62,461	84.4%	1,035,043	16.57
Beaver Ruin Village II	Lilburn, GA	4	34,925	34,925	100.0%	407,976	11.68
Berkley (2)	Norfolk, VA	—	—	—	—%	—	—
Brook Run Shopping Center	Richmond, VA	18	147,738	133,927	90.7%	1,489,978	11.13
Brook Run Properties (2)	Richmond, VA	—	—	—	—%	—	—
Bryan Station	Lexington, KY	9	54,397	54,397	100.0%	553,004	10.17
Butler Square	Mauldin, SC	16	82,400	82,400	100.0%	782,720	9.50
Cardinal Plaza	Henderson, NC	7	50,000	42,000	84.0%	424,500	10.11
Carolina Place (2)	Onley, VA	—	—	—	—%	—	—
Chesapeake Square	Onley, VA	11	99,848	80,214	80.3%	636,713	7.94
Clover Plaza	Clover, SC	9	45,575	45,575	100.0%	346,634	7.61
Courtland Commons (2)	Courtland, VA	—	—	—	—%	—	—
Columbia Fire Station (2)	Columbia, SC	—	—	—	—%	—	—
Conyers Crossing	Conyers, GA	15	170,475	170,475	100.0%	984,909	5.78
Crockett Square	Morristown, TN	3	107,122	99,122	92.5%	804,822	8.12
Cypress Shopping Center	Boiling Springs, SC	17	80,435	79,035	98.3%	826,420	10.46
Darien Shopping Center	Darien, GA	1	26,001	26,001	100.0%	208,008	8.00
Devine Street	Columbia, SC	2	38,464	38,464	100.0%	549,668	14.29
Edenton Commons (2)	Edenton, NC	—	—	—	—%	—	—
Folly Road	Charleston, SC	5	47,794	47,794	100.0%	720,197	15.07
Forrest Gallery	Tullahoma, TN	27	214,450	202,216	94.3%	1,226,254	6.06
Fort Howard Shopping Center	Rincon, GA	17	113,652	109,152	96.0%	970,698	8.89
Freeway Junction	Stockbridge, GA	16	156,834	151,924	96.9%	1,024,353	6.74
Franklinton Square	Franklinton, NC	11	65,366	56,300	86.1%	495,182	8.80
Georgetown	Georgetown, SC	2	29,572	29,572	100.0%	267,215	9.04
Graystone Crossing	Tega Cay, SC	11	21,997	21,997	100.0%	522,351	23.75
Grove Park	Grove, OK	16	106,557	95,829	89.9%	646,132	6.74
Harbor Point (2)	Grove, OK	—	—	—	—%	—	—
Harrodsburg Marketplace	Harrodsburg, KY	7	60,048	56,448	94.0%	415,606	7.36
Hilton Head (2)	Hilton Head, SC	—	—	—	—%	—	—
Jenks Plaza	Jenks, OK	5	7,800	7,800	100.0%	150,336	19.27
Ladson Crossing	Ladson, SC	12	52,607	47,207	89.7%	691,248	14.64
LaGrange Marketplace	LaGrange, GA	13	76,594	73,594	96.1%	405,781	5.51
Lake Greenwood Crossing	Greenwood, SC	6	47,546	41,546	87.4%	408,141	9.82
Lake Murray	Lexington, SC	5	39,218	39,218	100.0%	348,910	8.90
Laskin Road (2)	Virginia Beach, VA	—	—	—	—%	—	—
Litchfield Market Village	Pawleys Island, SC	18	86,740	72,763	83.9%	1,067,310	14.67
Lumber River Village	Lumberton, NC	11	66,781	66,781	100.0%	509,086	7.62
Monarch Bank	Virginia Beach, VA	1	3,620	3,620	100.0%	258,054	71.29
Moncks Corner	Moncks Corner, SC	2	26,800	26,800	100.0%	327,651	12.23
Nashville Commons	Nashville, NC	12	56,100	56,100	100.0%	571,660	10.19
Parkway Plaza	Brunswick, GA	5	52,365	50,765	96.9%	535,397	10.55
Perimeter Square	Tulsa, OK	8	58,277	57,139	98.1%	756,788	13.24
Pierpont Centre	Morgantown, WV	20	122,259	122,259	100.0%	1,440,740	11.78
Port Crossing	Harrisonburg, VA	9	65,365	64,000	97.9%	795,613	12.43
Ridgeland	Ridgeland, SC	1	20,029	20,029	100.0%	140,203	7.00
Riversedge North (1)	Virginia Beach, VA	—	—	—	—%	—	—
Shoppes at Myrtle Park	Bluffton, SC	12	56,380	56,380	100.0%	909,944	16.14
Shoppes at TJ Maxx	Richmond, VA	18	93,552	93,552	100.0%	1,119,670	11.97
South Lake	Lexington, SC	10	44,318	44,318	100.0%	401,457	9.06
South Park	Mullins, SC	2	60,734	43,218	71.2%	491,245	11.37
South Square	Lancaster, SC	5	44,350	39,850	89.9%	319,806	8.03
St. George Plaza	St. George, SC	5	59,279	42,828	72.3%	293,421	6.85
St. Matthews	St. Matthews, SC	2	29,015	22,860	78.8%	283,380	12.40
Sunshine Plaza	Lehigh Acres, FL	21	111,189	107,396	96.6%	961,850	8.96
Surrey Plaza	Hawkinsville, GA	5	42,680	42,680	100.0%	292,245	6.85
Tampa Festival	Tampa, FL	20	137,987	134,766	97.7%	1,212,738	9.00
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	23,303	100.0%	451,928	19.39
Tulls Creek (2)	Moyock, NC	—	—	—	—%	—	—

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Twin City Commons	Batesburg-Leesville, SC	5	47,680	47,680	100.0%	450,838	9.46
Walnut Hill Plaza	Petersburg, VA	10	87,239	70,017	80.3%	553,806	7.91
Waterway Plaza	Little River, SC	10	49,750	49,750	100.0%	474,838	9.54
Westland Square	West Columbia, SC	10	62,735	57,665	91.9%	489,414	8.49
Winslow Plaza	Sicklerville, NJ	17	40,695	40,695	100.0%	541,260	13.3
Total		556	3,750,976	3,518,048	93.8%	$34,027,678	$9.67
(1)    Riversedge North is our corporate office.
(2)    This information is not available because the property is undeveloped.

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Top Ten Tenants by Annualized Base Rent
(as of June 30, 2016)

Total Tenants : 556

Tenants	Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Total Net Leasable Square Feet	% of Total Net Leasable Square Feet	Base Rent Per Leased Square Foot
1. Bi-Lo/Winn Dixie	$6,010	17.66%	649,173	17.31%	$9.26
2. Food Lion	2,691	7.91%	325,576	8.68%	8.27
3. Piggly Wiggly	1,355	3.98%	136,343	3.63%	9.94
4. Hobby Lobby	675	1.98%	114,298	3.05%	5.91
5. Family Dollar	591	1.74%	85,166	2.27%	6.94
6. Harris Teeter	578	1.7%	39,946	1.06%	14.47
7. Kroger	534	1.57%	84,938	2.26%	6.29
8. Goodwill	433	1.27%	56,343	1.50%	7.69
9. Career Point Business School	389	1.14%	26,813	0.71%	14.51
10. Dollar Tree	380	1.12%	51,974	1.39%	7.31
	$13,636	40.07%	1,570,570	41.86%	$8.68

Leasing Summary (unaudited)
(as of June 30, 2016)

Gross Leasable Area: 3,750,976 square feet
Total Square Footage Leased: 3,518,048 square feet
Occupancy Rate: 93.8%

Lease Expiration Schedule

Lease Expiration Twelve Month Period Ending June 30,	Number of Expiring Leases	Total Expiring Net Leasable Square Footage	% of Total Expiring Net Leasable Square Footage	% of Total Leased Square Footage Expiring	Expiring Base Rent (in 000s)	% of Total Base Rent	Expiring Base Rent Per Leased Square Foot
Available	—	232,928	6.21%	—	—	—	$—
2017	99	305,545	8.15%	8.69%	2,961	8.70%	9.69
2018	121	740,600	19.74%	21.05%	7,070	20.78%	9.55
2019	106	597,524	15.93%	16.98%	5,769	16.95%	9.65
2020	84	483,681	12.89%	13.75%	4,467	13.13%	9.24
2021	67	546,319	14.56%	15.53%	4,705	13.83%	8.61
2022	27	216,199	5.76%	6.15%	2,244	6.59%	10.38
2023	12	130,252	3.47%	3.70%	1,392	4.09%	10.69
2024	12	212,729	5.67%	6.05%	1,929	5.67%	9.07
2025	10	55,620	1.48%	1.58%	783	2.30%	14.08
2026 and thereafter	18	229,579	6.14%	6.52%	2,708	7.96%	11.80
	556	3,750,976	100.00%	100.00%	$34,028	100.00%	$9.67

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	13

Definitions
Funds from Operations (FFO): an alternative measure of a REIT's operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (GAAP). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.
Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.
Adjusted FFO (AFFO): Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements, acquisition costs and capital raise costs. Management uses AFFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company also presents Pro Forma AFFO which shows the impact of certain activities assuming they occurred at the beginning of the year.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interests, and depreciation and amortization, from income from continuing operations. The Company also presents Adjusted EBITDA which excludes affecting the comparability of the periods presented, including but not limited to, costs associated with acquisitions and capital related activities.

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Net Operating Income (NOI): The Company believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to that of other REITs.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	15